                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 30, 1997
                        (Date of earliest event reported)


                          CMC SECURITIES CORPORATION IV
             (Exact name of Registrant as specified in its charter)


          Delaware                 33-47912                   75-2431915
(State of Incorporation)      (Commission File No.)         (I.R.S. Employer
                                                           Identification No.)
         2711 N. Haskell Avenue
              Suite 900
            Dallas, Texas                                       75204
(Address of Principal executive offices)                      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2323

Item 5.           Other Events.

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-47912) filed with the Securities and Exchange Commission (the "Commission") on May 14, 1992, as amended by Amendment No. 1 thereto filed with the Commission on August 7, 1992, as further amended by Post Effective Amendment No. 1 thereto filed with the Commission on August 17, 1994 (collectively, the "Registration Statement"), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its collateralized mortgage obligations, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 26, 1997 and the related Prospectus Supplement, dated September 26, 1997 (collectively, the "Prospectus"), which are being filed with the Commission concurrently herewith pursuant to Rule 424(b)(5), with respect to the Registrant's Collateralized Mortgage Obligations, Series 1997-NAMC 3 (the "Securities").

         The Registrant is filing this Current Report on Form 8-K/A solely for the purpose of filing an additional Exhibit 99.1 (Schedule of Zip Code Listings) to its Current Report on Form 8-K dated September 30, 1997 which was filed with the Commission via EDGAR on October 24, 1997.


Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit No.      Description
                  ----------       -----------

                  99.1             Schedule of Zip Code Listings

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          CMC SECURITIES CORPORATION IV



November 17, 1997         By: /s/ WADE WALKER
                              -----------------------------------
                              Wade Walker,
                              Vice President - Asset and Liability Management

                                INDEX TO EXHIBITS

Exhibit No.                                                           Page
-----------                                                           ----
99.1     Schedule of Zip Code Listings
